Exhibit 10.34

RELEASE
(POOL I)
RELEASE (“Release”) dated as of December 2nd, 2015 from W2007 Equity Inns Senior Mezz, LLC (the “Class A Member”), Whitehall Street Global Real Estate Limited Partnership 2007, a Delaware limited partnership (“Whitehall Street”), Whitehall Parallel Global Real Estate Limited Partnership 2007, a Delaware limited partnership (“Whitehall Parallel”, and together with Whitehall Street, “Whitehall”), and each of the seller parties (“Sellers”) listed on Schedule 1A to that certain Amended and Restated Real Estate Sale Agreement, dated as of November 11, 2014 (as amended, modified or supplemented from time to time, the “Sale Agreement”), by and between Sellers and each of the purchasers listed on Schedule 1B to the Sale Agreement, in favor of Nicholas S. Schorsch (“NSS”), William M. Kahane (“WMK”), Edward M. Weil (“EMW”), and Peter M. Budko (“PMB” and collectively with NSS, WMK and EMW, the “ARC Individual Guarantors”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Letter Agreement (as defined below).
WITNESSETH:
WHEREAS, pursuant to that certain letter agreement dated as of December 2nd, 2015 (the “Letter Agreement”), between the Class A Member, the Class B Member, the REIT and ARC OP, the Class B Member has obtained the release and discharge of Whitehall Street Global Real Estate Limited Partnership 2007 and Whitehall Parallel Global Real Estate Limited Partnership 2007 (collectively, the “Whitehall Guarantors”) from their obligations under (i) that certain Guaranty of Recourse Obligations dated as of February 27, 2015 by ARC OP, the REIT and the Whitehall Guarantors for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of Eqty 2014-Inns Mortgage Trust, Commercial Mortgage Pass-Through Certificates (the “Mortgage Loan Lender”), (ii) that certain Guaranty of Recourse Obligations dated as of February 27, 2015 by ARC OP, the REIT and the Whitehall Guarantors for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of Eqty 2014-Mz Mezzanine Trust, Commercial Mezzanine Pass-Through Certificates (the “Mezzanine Loan Lender”), (iii) that certain Environmental Indemnity Agreement dated as of February 27, 2015 by various direct or indirect subsidiaries of ARC OP, ARC OP, the REIT and the Whitehall Guarantors for the benefit of the Mortgage Loan Lender, and (iv) that certain Environmental Indemnity Agreement dated as of February 27, 2015 by various direct or indirect subsidiaries of ARC OP, ARC OP the REIT and the Whitehall Guarantors for the benefit of the Mezzanine Loan Lender (documents (i) through (iv), the “Pool I Debt Guarantees”) on the terms and conditions set forth in the Letter Agreement;
WHEREAS, on the terms and conditions set forth in the Letter Agreement, the undersigned has agreed to release and discharge the ARC Individual Guarantors from their obligations under certain other agreements made by the ARC Individual Guarantors for the benefit of the undersigned;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth in this Release and the Letter Agreement, the undersigned hereby states as follows:
Release of ARC Individual Guarantors. In connection with the release of the Whitehall Guarantors from the Pool I Debt Guarantees and pursuant to the Letter Agreement, the undersigned hereby release and discharge the ARC Individual Guarantors from their obligations under: (i) that certain Supplemental Agreement dated as of February 27, 2015 by and among various direct or indirect subsidiaries of ARC OP, ARC OP, the REIT, the ARC Individual Guarantors, the Whitehall Guarantors and various affiliates of the Whitehall Guarantors, (ii) the Pool I Mandatory Redemption Guaranty, (iii) the Pool I Bad Boy Guaranty, and (iv) that certain Environmental Indemnity Agreement dated as of February 27, 2015 by ARC OP, the REIT and the ARC Individual Guarantors (Pool I) in favor of the undersigned.
Further Assurances. The undersigned hereby agree, at the reasonable request of the ARC Individual Guarantors, to duly execute, acknowledge, procure and deliver any further documents and to do such other acts as may be reasonably necessary to effect the release of the ARC Individual Guarantors as contemplated hereby at the sole cost and expense of the ARC Individual Guarantors.
Governing Law. This Release shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
Continuing Nature of Letter Agreement. Nothing in this Release supersedes the representations and warranties of the REIT and ARC OP included in the Letter Agreement.

IN WITNESS WHEREOF, each of the undersigned has executed this Release by its duly authorized officer as of the date first above written.
CLASS A MEMBER:

W2007 EQUITY INNS SENIOR MEZZ, LLC

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager
WHITEHALL:

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007,
a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company Its: General Partner
By: /s/ Thomas Ferguson
Name: Thomas Ferguson
Title: Vice President

WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007,
a Delaware limited partnership

By:	WH Parallel Advisors, L.L.C. 2007, a Delaware limited liability company Its: General Partner
By: /s/ Thomas Ferguson
Name: Thomas Ferguson
Title: Vice President

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SELLERS:

W2007 EQUITY INNS REALTY, LLC, a
Delaware limited liability company

By: WNT Mezz I, LLC, a Delaware limited liability company, its Managing Member

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership

By:	W2007 Equity Inns Realty Gen-Par, LLC, a Delaware limited liability company, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

W2007 EQI DALTON PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager
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W2007 EQI HOUSTON PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager
W2007 EQI CARLSBAD PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Carlsbad Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager
W2007 EQI HI AUSTIN PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI HI Austin Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager
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W2007 EQI NAPERVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI HI Austin Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

W2007 EQI COLLEGE STATION PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI College Station Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

W2007 EQI EAST LANSING PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

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W2007 EQI INDIANAPOLIS PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Indianapolis Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager
W2007 EQI KNOXVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Knoxville Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

W2007 EQI MILFORD CORPORATION, a Tennessee corporation

By:	W2007 EQI Milford Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

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W2007 EQI ORLANDO 2 PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager
W2007 EQI URBANA PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

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W2007 EQI RIO RANCHO PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

W2007 EQI LOUISVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

W2007 EQI AUGUSTA PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager
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W2007 EQI ORLANDO PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Orlando Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

W2007 EQI SEATTLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager
W2007 EQI JACKSONVILLE PARTNERSHIP I, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager
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W2007 EQI ASHEVILLE PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI Financing Corporation VI, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager

W2007 EQI SAVANNAH 2 PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQI FL Corporation, a Tennessee corporation, its General Partner

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: President and Manager